SCHEDULE 14A
                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT.

                            SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
                         Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[  ]     Definitive Proxy Statement
[X ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   JVWEB, INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


.................................................................................

     (2)          Aggregate number of securities to which transaction applies:


.................................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


.................................................................................

     (4)          Proposed maximum aggregate value of transaction:


.................................................................................

     (5)          Total fee paid:


.................................................................................

[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)          Amount Previously Paid:


.................................................................................

     (2)          Form, Schedule or Registration Statement No.:


.................................................................................

     (3)          Filing Party:


.................................................................................

     (4)          Date Filed:


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


                                   JVWEB, INC.
                        1630 East Shaw Avenue, Suite 192
                            Fresno, California 93710

                        SUPPLEMENT DATED OCTOBER 11, 2002
                        TO CONSENT SOLICITATION STATEMENT
                           ALSO DATED OCTOBER 11, 2002

                               General Information

         This supplement is being mailed to the persons who are stockholders of JVWeb, Inc. (the "Company") as of September 23, 2002. It is being mailed with a Consent Solicitation Statement pursuant to which the Company is proposing to change its corporate name. This supplement is first being mailed to stockholders on or about October 11, 2002. Stockholders are urged to read this supplement carefully together with the Consent Solicitation Statement. The information contained in this supplement replaces and supersedes any inconsistent information set forth in the Consent Solicitation Statement. All capitalized, undefined terms used herein shall have the meanings assigned to them in the Consent Solicitation Statement. Stockholders may obtain additional copies of the Consent Solicitation Statement by calling or writing the Company at the following address or phone number: 5444 Westheimer, Suite 2080, Houston, Texas 77056, (713) 622-9287.

                            Revisions to Name Change

         Pursuant to the Consent Solicitation Statement and this supplement, the Board of Directors of the Company is soliciting your consent to amend the Company's Certificate of Incorporation to change the corporate name of the Company. As reflected in the Consent Solicitation Statement, the Board of Directors initially decided to change the corporate name of the Company to "I.Q. Biometrix, Inc." After further reflection, the Board of Directors has decided to change the corporate name of the Company to "IQ Biometrix, Inc." The only difference between the two possible new names is the deletion of the periods after the "I" and the "Q". The Board of Directors had no strong substantive reason for revising the name change in the manner just described. However, in reaching its decision to revise the name change, the Board of Directors took into account the fact that the Company has been operating under a trade name that did not feature periods after the "I" and the "Q". In addition, certain members of the Board of Directors came to prefer a name without periods after the "I" and the "Q" for purely subjective reasons. Accordingly, the Board of Directors is now requesting stockholders to consent to amend the Company's Certificate of Incorporation to change the name of the Company to "IQ Biometrix, Inc." The Consent Solicitation Statement should now be viewed as amended such that any reference in it to "I.Q. Biometrix, Inc." should viewed as referring to "IQ Biometrix, Inc.," and any written consent form signed and returned approving the change in the Company's corporate name should be viewed as approving the change of the Company's corporate name to "IQ Biometrix, Inc."

         Stockholders are urged to mark, sign and send in their written consent form approving the change of the Company's corporate name to "IQ Biometrix, Inc." without delay.

                                            By Order of the Board of Directors,


Fresno, California                          Eric McAfee,
October 11, 2002                            Chairman of the Board

                                   JVWEB, INC.

          WRITTEN CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby acknowledges receipt of the Consent Solicitation Statement (the "Statement") in connection with the proposed change the name of JVWeb, Inc. (the "Company") to "IQ Biometrix, Inc." and consents with respect to all of the Common Stock of the Company held by the undersigned, to the adoption of the proposal set forth herein (as such proposal is defined in the Statement) without a meeting of the stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CONSENT "FOR" PROPOSAL 1.

1. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "IQ Biometrix, Inc."

         _____    CONSENTS/FOR

         _____    WITHHOLDS CONSENT/AGAINST

         _____    ABSTAINS

2. I represent that I own the following number of shares of the Company's Common Stock (please insert the correct number):
         ____________________________________.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such, If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATE _________________________ 2002         ____________________________________
_________________________________                    Signature
PLEASE MARK, SIGN, DATE AND
RETURN THE CONSENT FORM PROMPTLY
USING THE ENCLOSED ENVELOPE         _____________________________________
----------------------------
                                              Signature if held jointly